UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-02021

Deutsche Securities Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2014

Annual Report

to Shareholders

Deutsche Real Estate Securities Income Fund

(formerly DWS RREEF Real Estate Securities Income Fund)

Contents
3 Letter to Shareholders
4 Portfolio Management Review
9 Performance Summary
11 Investment Portfolio
16 Statement of Assets and Liabilities
18 Statement of Operations
20 Statement of Changes in Net Assets
21 Financial Highlights
26 Notes to Financial Statements
39 Report of Independent Registered Public Accounting Firm
40 Information About Your Fund's Expenses
41 Tax Information
42 Advisory Agreement Board Considerations and Fee Evaluation
47 Board Members and Officers
52 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Dividends are not guaranteed. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected. Preferred stocks, a type of dividend-paying stock, present certain additional risks. The fund may use derivatives, including as part of its covered call strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. In using a covered call strategy, the fund foregoes the opportunity to benefit from an increase in the price of the underlying security (but continues to bear the risk of a decline in the value) or in the case of an illiquid market, the fund may be unable to sell the underlying security until the option expires or is exercised. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

From an economic standpoint, the view seems brighter than it has been for several years. Multiple signs suggest sustainable growth, at least for the near term. Our economists at Deutsche Asset & Wealth Management confirm that they expect the global economy to accelerate in 2015, led by the United States and China.

That is heartening news. Yet one cannot ignore the complexities of an increasingly interconnected global economy. Low oil prices, a stronger employment picture and consumer spending bode well for the domestic economy, at least in the short term. Yet sluggish growth abroad, falling commodity prices and the strong U.S dollar may be headwinds to global growth and American exports. And, as we have seen time and again, any number of factors can unexpectedly shift the markets and the overall outlook.

The take-away message amidst these mixed signals: Be prepared to stick to your long-term plan, with a portfolio that can help weather short-term fluctuations. When in doubt, or if your individual situation or objectives change, talk with a trusted financial professional before taking action.

For timely information about economic developments and your Deutsche fund investment, we hope you will visit us at deutschefunds.com. There you will find the views of our Chief Investment Officer and economists. It is a resource we are proud to offer to help keep you up-to-date and make informed decisions.

As always, we thank you for your continued investment and the opportunity to put our capabilities to work for you.

Best regards,
Brian Binder
President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Investment Strategy
Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in securities of real estate investment trusts (REITs) and real estate companies. The fund typically invests in common and preferred stocks of REITs and real estate companies, but may also invest a portion of its assets in debt securities and other types of securities. The fund primarily invests in securities of U.S. issuers, but may also invest in securities of Canadian issuers and, to a lesser extent, in securities of other foreign issuers.. The fund may also write (sell) covered call options on its portfolio securities with the goal of generating additional income from premiums received in connection with the options.

For its most recent fiscal year ended December 31, 2014, Deutsche Real Estate Securities Income Fund returned 19.86%. In comparison, the FTSE EPRA/NAREIT North America Index returned 28.15%.

During the first half of the fund’s most recent fiscal year, the U.S. REIT market bounced back following a difficult second half of 2013, and outperformed the broader equity market by a significant margin. Early in the period, comments by U.S. Federal Reserve Board (the Fed) Chair Janet Yellen at her first congressional testimony were also well received. However, February ended on a cautious note as escalating tensions between Russia and Ukraine prompted a sharp sell-off in equities. In the second quarter, after months of speculation regarding potential easing, the European Central Bank lowered interest rates to combat the potential for deflation. During July, major equity markets in the United States and Europe declined as investors reacted to disappointing corporate earnings and news that Argentina had defaulted on its debt for the second time in 13 years. In August, stocks responded positively to increased merger and acquisition activity in the United States and signs of renewed strength in the U.S. economy. To end the year, China cut its one-year benchmark lending rate for the first time in more than two years. In addition, the decision by OPEC countries not to cut production in the face of increased global supply led to a sharp decline in oil prices. In the United States, shares surged after the Fed stated that it would exercise patience in raising interest rates.

Fund Performance

The fund trailed the FTSE EPRA/NAREIT North America Index due to the Fund’s allocation to REIT preferred securities as well as unfavorable stock selection within the office sector. The North American REIT market performed strongly during the period, and the fund’s income orientation resulted in the fund lagging the benchmark. From a sector allocation perspective, an overweight to preferred securities weighed on relative return as preferreds lagged the broader REIT market. An underweight to the specialty REIT sector boosted relative performance.

During its most recent fiscal year, the fund’s overweight positions in BRE Properties, Inc.* and Camden Property Trust contributed to performance, as did an underweight to American Realty Capital Properties, Inc. An overweight position in Glimcher Realty Trust* also added to returns.

* Not held in the portfolio as of December 31, 2014.

The fund’s overweight in Dream Office Real Estate Investment Trust represented the largest detractor from performance during the period. In addition, an overweight to Artis Real Estate Investment Trust and an underweight to Essex Property Trust, Inc.* weighed on performance.

* Not held in the portfolio as of December 31, 2014.

The fund also employs a covered call option strategy, with the goal of increasing income and reducing volatility. During the period, the strategy detracted from returns.

"From a sector perspective, we expect high-dividend-yield REIT sectors such as health care to perform well, as long-term interest rates remain anchored at low levels."

Outlook and Positioning

On the macroeconomic front, the dramatic drop in oil prices continues to concern investors as they try to determine which market sectors will benefit or suffer from this new environment. In addition, we expect interest rates to rise over time but to remain low for the next several months. To date, private market real estate prices have been very strong, with ample capital being put to work within this market. Going forward, amid volatility in interest rates, there is a risk that REITs could underperform relative to the broader equity market if we see a sharp move higher in rates driven by improving economic growth and a "risk on" market environment. However, we also expect real estate fundamentals to continue to improve as supply remains in check and economic growth is sufficient to generate greater demand for space. From a sector perspective, we expect high-dividend-yield REIT sectors such as health care to perform well, as long-term interest rates remain anchored at low levels.

Ten Largest Equity Holdings at December 31, 2014 (37.4% of Net Assets)
1. Kimco Realty Corp. Real estate investment trust that owns and operates North America’s largest publicly traded portfolio of neighborhood shopping centers	5.4%
2. Public Storage Owner and operator of personal and business mini-warehouses	4.7%
3. Corporate Office Properties Trust Real estate investment trust that specializes in office development that focuses on the acquisition, development, ownership, management and leasing of office properties	4.3%
4. Boston Properties, Inc Developer of commercial and industrial real estate	3.9%
5. Digital Realty Trust, Inc. Company involved in data center acquisition, ownership, development and operation as well as providing colocation services	3.8%
6. Ventas, Inc. Owns and leases long-term health care facilities	3.7%
7. Retail Properties of America, Inc. Manages, develops and acquires real estate properties	3.3%
8. Liberty Property Trust Owner of office and industrial properties	3.0%
9. Simon Property Group, Inc. Owner and operator of regional shopping malls	2.7%
10. AvalonBay Communities, Inc. Self-managed, multi-family real estate investment trust	2.6%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 11. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 52 for contact information.

Portfolio Management Team

John F. Robertson, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 1997; previously was an Assistant Vice President of Lincoln Investment Management responsible for REIT research.

— Head of Liquid Real Assets for Deutsche Asset & Wealth Management. Investment industry experience began in 1988.

— BA, Wabash College; MBA, Indiana University.

John W. Vojticek, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2004; previously worked as Principal at KG Redding and Associates, March 2004–September 2004; and previously Managing Director of Deutsche Asset Management from 1996–March 2004.

— Chief Investment Officer of Liquid Real Assets for Deutsche Asset & Wealth Management. Investment industry experience began in 1996.

— BS, University of Southern California.

Joseph D. Fisher, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2004; previously served in the Real Estate Equity Investment Management Group at Principal Real Estate Investors.

— Investment industry experience began in 2003.

— BBA, The University of Iowa; MBA, Kellogg School of Management, Northwestern University.

David W. Zonavetch, CPA, Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 1998; previously worked as Senior Accountant in Corporate Finance; and as an Analyst at Cendant Mobility.

— Investment industry experience began in 1996.

— BS, University of Illinois at Urbana-Champaign.

Hans-Joachim Weber, Assistant Vice President

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2007.

— Co-Portfolio Manager of DWS Dividende Direkt 2014 and DWS Dividende Deutschland Direkt 2014 since 2010; Co-Portfolio Manager of DWS Dividende Emerging Markets Direkt 2015, DWS Dividende USA Direkt 2014, and DWS Invest Top Dividende Premium since 2011; and Co-Portfolio Manager of DWS Diskont Basket since 2013; Specialist for equity derivative strategies for the DWS Equity platform in 2009 and Analyst for the food retail sector in 2009 and 2008.

— BA, Fachhochschule Ludwigshafen; Bankkaufmann Sparkasse Starkenburg.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The FTSE EPRA/NAREIT North America Index tracks the performance of companies engaged in the ownership and development of the North American real estate market.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

OPEC (Organization of the Petroleum Exporting Countries) is a cartel that aims to manage global oil production, in an effort to maintain oil prices on the world market at levels beneficial to its members.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

A covered call option is an income-producing strategy where a fund "writes" (sells) a call option against shares of stock already held. In exchange for the option, the fund collects premium income. However, the option also carries the risk that the share price for the stock for which the call option has been written will move in an unfavorable direction and limit upside from the underlying stock if the option is exercised and the shares are called away.

Performance Summary December 31, 2014 (Unaudited)
Class A	1-Year	Life of Fund*
Average Annual Total Returns as of 12/31/14
Unadjusted for Sales Charge	19.86%	12.13%
Adjusted for the Maximum Sales Charge (max 5.75% load)	12.97%	7.05%
S&P 500 Index†	13.69%	20.03%
FTSE EPRA/NAREIT North America Index††	28.15%	21.33%
Class C	1-Year	Life of Fund*
Average Annual Total Returns as of 12/31/14
Unadjusted for Sales Charge	18.94%	11.37%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	18.94%	11.37%
S&P 500 Index†	13.69%	20.03%
FTSE EPRA/NAREIT North America Index††	28.15%	21.33%
Class S	1-Year	Life of Fund*
Average Annual Total Returns as of 12/31/14
No Sales Charges	20.03%	12.38%
S&P 500 Index†	13.69%	20.03%
FTSE EPRA/NAREIT North America Index††	28.15%	21.33%
Institutional Class	1-Year	Life of Fund*
Average Annual Total Returns as of 12/31/14
No Sales Charges	20.16%	12.41%
S&P 500 Index†	13.69%	20.03%
FTSE EPRA/NAREIT North America Index††	28.15%	21.33%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 are 6.16%, 6.77%, 5.97% and 5.35% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Deutsche Real Estate Securities Income Fund commenced operations on September 23, 2013. The performance shown for the index is for the time period of September 30, 2013 through December 31, 2014, which is based on the performance period of the life of the Fund.

† The Standard and Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

†† The FTSE EPRA/NAREIT North America Index tracks the performance of companies engaged in the ownership and development of the North American real estate market.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
12/31/14	$10.32	$10.33	$10.33	$10.32
12/31/13	$9.56	$9.57	$9.57	$9.56
Distribution Information as of 12/31/14
Income Dividends, Twelve Months	$.37	$.29	$.38	$.40
Capital Gain Distributions, Twelve Months	$.72	$.72	$.72	$.72

Investment Portfolio as of December 31, 2014
	Shares	Value ($)

Common Stocks 79.6%
Real Estate Investment Trust ("REITs") 79.6%
Apartments 7.8%
American Campus Communities, Inc.	7,500	310,200
Associated Estates Realty Corp.	22,460	521,297
AvalonBay Communities, Inc. (b)	4,036	659,442
Camden Property Trust (b)	4,180	308,651
Home Properties, Inc.	3,130	205,328
		2,004,918
Diversified 20.6%
Artis Real Estate Investment Trust	51,268	625,736
Cominar Real Estate Investment Trust	31,310	501,531
Crombie Real Estate Investment Trust	46,990	522,561
Digital Realty Trust, Inc. (b)	3,120	206,856
Dream Office Real Estate Investment Trust	26,730	578,636
DuPont Fabros Technology, Inc.	11,240	373,618
Equity LifeStyle Properties, Inc.	9,630	496,427
Lexington Realty Trust	24,340	267,253
Liberty Property Trust	20,400	767,652
Retail Properties of America, Inc. "A"	17,490	291,908
STAG Industrial, Inc.	15,160	371,420
Washington Real Estate Investment Trust	11,090	306,749
		5,310,347
Health Care 15.3%
American Realty Capital Healthcare Trust, Inc.	24,260	288,694
Chartwell Retirement Residences (Units)	46,530	476,995
Healthcare Realty Trust, Inc.	23,370	638,468
LTC Properties, Inc.	14,300	617,331
Sabra Health Care REIT, Inc.	18,550	563,364
Ventas, Inc.	13,210	947,157
WP Carey, Inc.	5,850	410,085
		3,942,094
Hotels 2.2%
Chesapeake Lodging Trust	5,230	194,608
Hospitality Properties Trust	12,155	376,805
		571,413
Industrial 3.4%
DCT Industrial Trust, Inc.	11,490	409,733
Prologis, Inc.	10,800	464,724
		874,457
Office 10.3%
BioMed Realty Trust, Inc.	4	86
Boston Properties, Inc. (b)	7,770	999,921
Brandywine Realty Trust	23,860	381,283
Columbia Property Trust, Inc.	12,290	311,552
Corporate Office Properties Trust	10,470	297,034
Highwoods Properties, Inc.	10,440	462,283
Parkway Properties, Inc.	10,080	185,371
		2,637,530
Regional Malls 8.5%
General Growth Properties, Inc.	10,210	287,207
Pennsylvania Real Estate Investment Trust	10,960	257,122
Simon Property Group, Inc.	3,830	697,481
Taubman Centers, Inc.	5,660	432,537
The Macerich Co.	6,190	516,308
		2,190,655
Shopping Centers 7.6%
Calloway Real Estate Investment Trust	22,040	517,896
Equity One, Inc.	10,490	266,026
Federal Realty Investment Trust (b)	3,680	491,133
Kimco Realty Corp.	26,960	677,775
		1,952,830
Specialty Services 2.8%
Agree Realty Corp.	9,870	306,858
Spirit Realty Capital, Inc.	34,990	416,031
		722,889
Storage 1.1%
Extra Space Storage, Inc. (b)	4,690	275,022
Total Common Stocks (Cost $20,294,577)		20,482,155

Preferred Stocks 20.4%
Real Estate Investment Trust ("REITs") 20.4%
Diversified 5.2%
Digital Realty Trust, Inc. "E"	15,370	391,935
Digital Realty Trust, Inc. "F"	14,900	379,950
Retail Properties of America, Inc. "A"	21,600	565,920
		1,337,805
Hotels 2.6%
LaSalle Hotel Properties "H"	24,830	652,284
Office 5.2%
American Realty Capital Properties, Inc. "F" (b)	23,050	526,692
Corporate Office Properties Trust "L"	31,210	813,957
		1,340,649
Shopping Centers 2.8%
Kimco Realty Corp. "H"	27,990	718,503
Storage 4.6%
Public Storage "P"	22,290	575,305
Public Storage "O"	23,740	617,003
		1,192,308
Total Preferred Stocks (Cost $5,318,891)		5,241,549

Cash Equivalents 1.7%
Central Cash Management Fund, 0.06% (a) (Cost $435,694)	435,694	435,694

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $26,049,162)†	101.7	26,159,398
Other Assets and Liabilities, Net	(1.7)	(443,152)
Net Assets	100.0	25,716,246

Portfolio holdings in real estate entities outside the United States are generally organized as either corporations, trusts or partnerships subject to the tax laws of their country of domicile.

† The cost for federal income tax purposes was $26,193,165. At December 31, 2014, net unrealized depreciation for all securities based on tax cost was $33,767. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $576,477 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $610,244.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(b) At December 31, 2014, this security has been pledged, in whole or in part, as collateral for open written exchange-traded call options.

At December 31, 2014, open written options on equity securities were as follows:
	Contracts		Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (c)
Exchange-traded Call Options American Realty Capital Properties, Inc.	200		1/17/2015	10.00	5,420	(1,800)
AvalonBay Communities, Inc.	12		1/17/2015	165.00	2,490	(1,620)
Boston Properties, Inc.	35		1/17/2015	130.50	1,649	(3,675)
Camden Property Trust	30		2/20/2015	75.00	5,812	(3,750)
Digital Realty Trust, Inc.	30		1/17/2015	70.00	1,563	(450)
Extra Space Storage, Inc.	30		1/17/2015	60.00	2,163	(1,800)
Federal Realty Investment Trust	12		2/20/2015	135.00	2,628	(3,630)
Total Exchange-traded Call Options					21,725	(16,725)
Over-the-counter Call Options DuPont Fabros Technology, Inc.	7,000	1	2/27/2015	34.00	3,514	(5,310)
Equity LifeStyle Properties, Inc.	7,000	1	2/27/2015	52.00	4,774	(5,462)
Equity One, Inc.	9,000	3	1/16/2015	25.00	1,620	(4,884)
Kimco Realty Corp.	15,000	3	2/6/2015	26.00	2,740	(2,806)
LTC Properties, Inc.	7,000	1	2/27/2015	43.50	3,289	(6,214)
Parkway Properties, Inc.	10,000	1	2/6/2015	18.50	4,303	(4,677)
Prologis, Inc.	10,000	4	1/16/2015	43.00	4,328	(5,974)
Retail Properties of America, Inc.	14,000	3	2/6/2015	16.75	2,100	(8,012)
Sabra Health Care REIT, Inc.	10,000	1	2/27/2015	30.50	5,529	(11,338)
Spirit Realty Capital, Inc.	30,000	2	2/6/2015	12.00	3,600	(2,851)
Taubman Centers, Inc.	5,000	1	1/16/2015	81.00	3,000	(530)
Washington Real Estate Investment Trust	10,000	1	1/16/2015	28.00	2,316	(4,572)
Total Over-the-counter Call Options					41,113	(62,630)
Total					62,838	(79,355)

(c) Unrealized depreciation on written options on equity securities at December 31, 2014 was $16,517, net of premiums received.

For information on the Fund's policy and additional disclosures regarding written options contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Counterparties:

1 Morgan Stanley

2 Bank of America

3 Citibank N.A.

4 UBS AG

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$20,482,155	$—	$—	$20,482,155
Preferred Stocks (d)	5,241,549	—	—	5,241,549
Short-Term Investments	435,694	—	—	435,694
Total	$26,159,398	$—	$—	$26,159,398
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (e)
Written Options	$(16,725)	$(62,630)	$—	$(79,355)
Total	$(16,725)	$(62,630)	$—	$(79,355)

There have been no transfers between fair value measurement levels during the year ended December 31, 2014.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $25,613,468)	$25,723,704
Investment in Central Cash Management Fund (cost $435,694)	435,694
Total investments in securities, at value (cost $26,049,162)	26,159,398
Foreign currency, at value (cost $7,494)	7,483
Receivable for investments sold	2,647,122
Receivable for Fund shares sold	1,715
Dividends receivable	177,012
Interest receivable	140
Other assets	26,698
Total assets	29,019,568
Liabilities
Cash overdraft	109,573
Payable for investments purchased	2,943,979
Payable for Fund shares redeemed	46,802
Options written, at value (premiums received $62,838)	79,355
Accrued Trustees' fees	1,076
Other accrued expenses and payables	122,537
Total liabilities	3,303,322
Net assets, at value	$25,716,246
Net Assets Consist of
Undistributed net investment income	68,578
Net unrealized appreciation (depreciation) on: Investments	110,236
Foreign currency	9
Written options	(16,517)
Accumulated net realized gain (loss)	210,183
Paid-in capital	25,343,757
Net assets, at value	$25,716,246

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2014 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($3,421,568 ÷ 331,595 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.32
Maximum offering price per share (100 ÷ 94.25 of $10.32)	$10.95
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,065,668 ÷ 199,962 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.33
Class R6 Net Asset Value, offering and redemption price(a) per share ($10,264.81 ÷ 994.44 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.32
Class S Net Asset Value, offering and redemption price(a) per share ($8,748,908 ÷ 846,848 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.33
Institutional Class Net Asset Value, offering and redemption price(a) per share ($11,469,837 ÷ 1,111,329 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.32

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2014
Investment Income
Income: Dividends (net of foreign taxes withheld of $20,844)	$1,020,450
Income distributions — Central Cash Management Fund	248
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	2,414
Total income	1,023,112
Expenses: Management fee	124,920
Administration fee	19,218
Services to shareholders	15,665
Distribution and service fees	19,237
Custodian fee	41,707
Professional fees	113,389
Reports to shareholders	40,552
Registration fees	41,047
Trustees' fees and expenses	3,571
Amortization of offering costs	87,891
Other	4,303
Total expenses before expense reductions	511,500
Expense reductions	(265,673)
Total expenses after expense reductions	245,827
Net investment income	777,285
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,513,703
Capital gain dividends received	208,761
Written options	176,756
Foreign currency	3,188
1,902,408
Change in net unrealized appreciation (depreciation) on: Investments	606,024
Written options	(21,455)
Foreign currency	12
584,581
Net gain (loss)	2,486,989
Net increase (decrease) in net assets resulting from operations	$3,264,274

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended December 31, 2014	Period Ended December 31, 2013*
Operations: Net investment income	$777,285	$88,368
Operations: Net investment income	$777,285	$88,368
Net realized gain (loss)	1,902,408	27,883
Change in net unrealized appreciation (depreciation)	584,581	(490,853)
Net increase (decrease) in net assets resulting from operations	3,264,274	(374,602)
Distributions to shareholders from: Net investment income: Class A	(100,358)	(1,982)
Class C	(50,263)	(1,429)
Class R6**	(277)	—
Class S	(231,780)	(3,975)
Institutional Class	(400,807)	(101,569)
Net realized gain: Class A	(212,322)	(47)
Class C	(131,908)	(43)
Class R6**	(608)	—
Class S	(531,787)	(91)
Institutional Class	(745,662)	(2,275)
Total distributions	(2,405,772)	(111,411)
Fund share transactions: Proceeds from shares sold	24,915,976	1,539,455
Reinvestment of distributions	2,403,589	110,305
Payments for shares redeemed	(12,937,099)	(688,828)
Redemption fees	359	—
Net increase (decrease) in net assets from Fund share transactions	14,382,825	960,932
Increase (decrease) in net assets	15,241,327	474,919
Net assets at beginning of period	10,474,919	10,000,000
Net assets at end of period (including undistributed net investment income of $68,578 and $11,982, respectively)	$25,716,246	$10,474,919

* For the period from September 23, 2013 (commencement of operations) to December 31, 2013.

** For the period from August 25, 2014 (commencement of operations of Class R6) to December 31, 2014.

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A	Year Ended 12/31/14	Period Ended 12/31/13a
Selected Per Share Data
Net asset value, beginning of period	$9.56	$10.00
Income (loss) from investment operations: Net investment incomeb	.48	.10
Net realized and unrealized gain (loss)	1.37	(.44)
Total from investment operations	1.85	(.34)
Less distributions from: Net investment income	(.37)	(.10)
Net realized gains	(.72)	(.00	)***
Total distributions	(1.09)	(.10)
Redemption fees	.00 ***	—
Net asset value, end of period	$10.32	$9.56
Total Return (%)c,d	19.86	(3.42	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	.27
Ratio of expenses before expense reductions (%)	2.81	6.16	*
Ratio of expenses after expense reductions (%)	1.40	1.40	*
Ratio of net investment income (%)	4.48	3.85	*
Portfolio turnover rate (%)	413	15	**
a For the period from September 23, 2013 (commencement of operations) to December 31, 2013.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C	Year Ended 12/31/14	Period Ended 12/31/13a
Selected Per Share Data
Net asset value, beginning of period	$9.57	$10.00
Income (loss) from investment operations: Net investment incomeb	.38	.07
Net realized and unrealized gain (loss)	1.39	(.42)
Total from investment operations	1.77	(.35)
Less distributions from: Net investment income	(.29)	(.08)
Net realized gains	(.72)	(.00	)***
Total distributions	(1.01)	(.08)
Redemption fees	.00 ***	—
Net asset value, end of period	$10.33	$9.57
Total Return (%)c,d	18.94	(3.52	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	.23
Ratio of expenses before expense reductions (%)	3.62	6.77	*
Ratio of expenses after expense reductions (%)	2.15	2.15	*
Ratio of net investment income (%)	3.60	2.55	*
Portfolio turnover rate (%)	413	15	**
a For the period from September 23, 2013 (commencement of operations) to December 31, 2013.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class R6	Period Ended 12/31/14a
Selected Per Share Data
Net asset value, beginning of period	$11.01
Income (loss) from investment operations: Net investment incomeb	.25
Net realized and unrealized gain (loss)	.02
Total from investment operations	.27
Less distributions from: Net investment income	(.30)
Net realized gains	(.66)
Total distributions	(.96)
Redemption fees	.00	***
Net asset value, end of period	$10.32
Total Return (%)c	2.83	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10
Ratio of expenses before expense reductions (%)	2.82	*
Ratio of expenses after expense reductions (%)	1.15	*
Ratio of net investment income (%)	6.47	*
Portfolio turnover rate (%)	413	d
a For the period from August 25, 2014 (commencement of operations) to December 31, 2014.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Represents the Fund's portfolio turnover rate for the year ended December 31, 2014.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S	Year Ended 12/31/14	Period Ended 12/31/13a
Selected Per Share Data
Net asset value, beginning of period	$9.57	$10.00
Income (loss) from investment operations: Net investment incomeb	.49	.07
Net realized and unrealized gain (loss)	1.37	(.40)
Total from investment operations	1.86	(.33)
Less distributions from: Net investment income	(.38)	(.10)
Net realized gains	(.72)	(.00	)***
Total distributions	(1.10)	(.10)
Redemption fees	.00 ***	—
Net asset value, end of period	$10.33	$9.57
Total Return (%)c	20.03	(3.28	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	.42
Ratio of expenses before expense reductions (%)	2.68	5.97	*
Ratio of expenses after expense reductions (%)	1.25	1.25	*
Ratio of net investment income (%)	4.62	2.62	*
Portfolio turnover rate (%)	413	15	**
a For the period from September 23, 2013 (commencement of operations) to December 31, 2013.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class	Year Ended 12/31/14	Period Ended 12/31/13a
Selected Per Share Data
Net asset value, beginning of period	$9.56	$10.00
Income (loss) from investment operations: Net investment incomeb	.40	.08
Net realized and unrealized gain (loss)	1.48	(.42)
Total from investment operations	1.88	(.34)
Less distributions from: Net investment income	(.40)	(.10)
Net realized gains	(.72)	(.00	)***
Total distributions	(1.12)	(.10)
Redemption fees	.00 ***	—
Net asset value, end of period	$10.32	$9.56
Total Return (%)c	20.16	(3.35	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	10
Ratio of expenses before expense reductions (%)	2.50	5.35	*
Ratio of expenses after expense reductions (%)	1.15	1.15	*
Ratio of net investment income (%)	3.75	3.13	*
Portfolio turnover rate (%)	413	15	**
a For the period from September 23, 2013 (commencement of operations) to December 31, 2013.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Real Estate Securities Income Fund (formerly DWS RREEF Real Estate Securities Income Fund) (the "Fund") is a non-diversified series of Deutsche Securities Trust (formerly DWS Securities Trust) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Class R6 shares commenced operations on August 25, 2014. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

The Fund had no securities on loan at December 31, 2014.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax return for the prior fiscal year remains open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to passive foreign investment companies and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$206,436
Undistributed long-term capital gains	$156,519
Unrealized appreciation (depreciation) on investments	$(33,767)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Year Ended December 31, 2014	Period Ended December 31, 2013**
Distributions from ordinary income*	$2,190,879	$111,411
Distributions from long-term capital gains	$214,893	$—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

** For the period from September 23, 2013 (commencement of operations) to December 31, 2013.

Offering Costs. Offering costs were paid in connection with the offering of shares of the Fund and were amortized over one year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends received on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended December 31, 2014, the Fund entered into written options on equity securities to generate additional income from premiums received and call spreads (the Fund selling a call option and buying a corresponding call option on the same security at a higher strike price) to preserve its ability to participate in any future appreciation of the underlying portfolio security.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased option contracts as of December 31, 2014. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the year ended December 31, 2014, the investment in written option contracts had a total value generally indicative of a range from approximately $13,000 to $79,000, and purchased option contracts had a total value generally indicative of a range from $0 to $20.

The following table summarizes the value of the Fund's derivative instruments held as of December 31, 2014 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Liability Derivative	Written Options
Equity Contracts (a)	$(79,355)
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Options written, at value

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2014, and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Total
Equity Contracts (a)	$(1,639)	$176,756	$175,117
Each of the above derivatives is located in the following Statement of Operations accounts: (a) Net realized gain (loss) from investments (includes purchased options) and written options

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Total
Equity Contracts (a)	$14	$(21,455)	$(21,411)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options) and written options

As of December 31, 2014, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following table:
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America	$2,851	$—	$—	$2,851
Citibank N.A.	15,702	—	—	15,702
Morgan Stanley	38,103	—	—	38,103
UBS AG	5,974	—	—	5,974
	$62,630	$—	$—	$62,630

C. Purchases and Sales of Securities

During the year ended December 31, 2014, purchases and sales of investment securities (excluding short-term investments) aggregated $92,728,373 and $79,108,350, respectively.

For the year ended December 31, 2014, transactions for written options on securities were as follows:
	Contracts	Premiums
Outstanding, beginning of period	34,636	$17,610
Options written	1,218,372	368,296
Options bought back	(71,718)	(22,881)
Options exercised	(462,981)	(132,447)
Options expired	(583,960)	(167,740)
Outstanding, end of period	134,349	$62,838

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

RREEF America L.L.C. ("RREEF"), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to RREEF. RREEF is responsible for decisions to buy and sell securities for the Fund and conducts the research that leads to the purchase and sale decisions. DIMA compensates RREEF out of its management fee.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.65%.

For the period from January 1, 2014 through September 30, 2015, and for the period from August 25, 2014 (commencement of operations) through September 30, 2015 for Class R6 shares, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.40%
Class C	2.15%
Class R6	1.15%
Class S	1.25%
Institutional Class	1.15%

For the year ended December 31, 2014, and for the period from August 25, 2014 (commencement of operations) through December 31, 2014 for Class R6 shares, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$31,350
Class C	20,912
Class R6	59
Class S	69,583
Institutional Class	143,769
$265,673

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2014, the Administration Fee was $19,218, of which $2,139 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2014, and for the period from August 25, 2014 (commencement of operations) through December 31, 2014 for Class R6 shares, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2014
Class A	$685	$152
Class C	297	54
Class R6	7	3
Class S	756	187
Institutional Class	294	88
	$2,039	$484

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended December 31, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at December 31, 2014
Class C	$10,681	$1,308

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at December 31, 2014	Annual Rate
Class A	$5,020	$1,121	.23%
Class C	3,536	862	.25%
	$8,556	$1,983

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2014 aggregated $4,054.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C shares of the value of the shares redeemed. For the year ended December 31, 2014, the CDSC for Class C shares aggregated $212. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $19,960, of which $6,797 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2014, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $211.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended December 31, 2014		Year Ended December 31, 2013*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	328,633	$3,467,387	23,057	$222,606
Class C	183,349	1,930,148	19,087	187,565
Class R6**	908	10,000	—	—
Class S	813,501	8,475,329	107,815	1,084,883
Institutional Class	1,029,381	11,033,112	4,419	44,401
		$24,915,976		$1,539,455
Shares issued to shareholders in reinvestment of distributions
Class A	30,230	$311,483	211	$2,029
Class C	17,676	182,171	128	1,228
Class R6**	86	885	—	—
Class S	74,032	762,581	334	3,204
Institutional Class	111,190	1,146,469	10,817	103,844
		$2,403,589		$110,305
Shares redeemed
Class A	(55,013)	$(595,278)	(523)	$(5,000)
Class C	(25,278)	(270,275)	—	—
Class S	(84,226)	(899,687)	(69,608)	(679,693)
Institutional Class	(1,029,051)	(11,171,859)	(427)	(4,135)
		$(12,937,099)		$(688,828)
Redemption fees		$359		$—
Net increase (decrease)
Class A	303,850	$3,183,592	22,745	$219,635
Class C	175,747	1,842,044	19,215	188,793
Class R6**	994	10,885	—	—
Class S	803,307	8,338,582	38,541	408,394
Institutional Class	111,520	1,007,722	14,809	144,110
		$14,382,825		$960,932
Initial capital
Class A	—	$—	5,000	$50,000
Class C	—	—	5,000	50,000
Class S	—	—	5,000	50,000
Institutional Class	—	—	985,000	9,850,000
		$—		$10,000,000

* For the period from September 23, 2013 (commencement of operations) to December 31, 2013.

** For the period from August 25, 2014 (commencement of operations of Class R6) to December 31, 2014.

F. Real Estate Concentration Risk

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting real estate securities, including REITs, will have a significant impact on the fund's performance. In particular, real estate companies can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, increases in property taxes and operating expenses, liability or losses owing to environmental problems, falling rents (whether owing to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, and losses from casualty or condemnation. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills and may not be diversified.

G. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders, including affiliated Deutsche Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2014, Deutsche Alternative Asset Allocation Fund held approximately 23% of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Deutsche Securities Trust and Shareholders of Deutsche Real Estate Securities Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Real Estate Securities Income Fund (formerly DWS RREEF Real Estate Securities Income Fund) (the "Fund") at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts February 25, 2015	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2014 to December 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2014 (Unaudited)
Actual Fund Return	Class A	Class C	Class R6*	Class S	Institutional Class
Beginning Account Value 7/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/14	$1,037.30	$1,033.30	$1,028.30	$1,037.10	$1,038.60
Expenses Paid per $1,000**	$7.19	$11.02	$4.12	$6.42	$5.91
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 7/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/14	$1,018.15	$1,014.37	$1,019.41	$1,018.90	$1,019.41
Expenses Paid per $1,000**	$7.12	$10.92	$5.85	$6.36	$5.85

* For the period from August 25, 2014 (commencement of operations of Class R6) to December 31, 2014.

** Expenses (hypothetical expenses if Class R6 and had been in existence from July 1, 2014) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
Deutsche Real Estate Securities Income Fund	1.40%	2.15%	1.15%	1.25%	1.15%

For more information, please refer to the Fund's prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

The Fund paid distributions of $0.10 per share from net long-term capital gains during its year ended December 31, 2014.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $381,000 as capital gain dividends for its year ended December 31, 2014.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Real Estate Securities Income Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DIMA and RREEF America L.L.C. ("RREEF"), an affiliate of DIMA, in September 2014.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included a report by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information regarding the performance of the Fund for periods subsequent to its commencement of operations.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board also requested and received information regarding DIMA’s oversight of Fund sub-advisors, including RREEF. Because the Fund commenced operations in September 2013, only limited Fund performance information was available to the Board as part of its 2014 contract review process. The Board also considered DIMA’s and RREEF’s experience with managing other similar funds.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). With respect to the sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds.

The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.

Profitability. The Board reviewed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. Because the Fund commenced operations in September 2013, only limited information regarding DIMA’s costs and profits from providing investment management services to the Fund could be considered by the Board. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board noted that while the Fund’s current investment management fee schedule does not include breakpoints, the Board intends to consider implementation of one or more breakpoints once the Fund reaches an efficient operating size. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth* (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

* Robert H. Wadsworth retired from the Board effective December 31, 2014.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. RREEF America L.L.C. ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the fund.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	REFAX	REFCX	REFSX	REFIX
CUSIP Number	25159L 745	25159L 752	25159L 778	25159L 760
Fund Number	1003	1303	2003	1403

For shareholders of Class R6
Automated Information Line	DeAWM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site
deutschefunds.com
Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DeAWM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	REFZX
CUSIP Number	25159L 497
Fund Number	1625

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DRESIF-2
(R-033648-2 2/15)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DEUTSCHE REAL ESTATE SECURITIES INCOME FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$73,629	$0	$0	$0
2013	$47,000	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$63,439	$0
2013	$0	$66,535	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$0	$63,439	$0	$63,439
2013	$0	$66,535	$0	$66,535

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Real Estate Securities Income Fund, a series of Deutsche Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 27, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 27, 2015